Crawford & Company FOURTH QUARTER AND FULL YEAR 2014 EARNINGS CONFERENCE CALL February 23, 2015

• Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward- looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com. —Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. —In recent periods the Company has derived a material portion of its revenues and operating earnings from a limited number of client engagements and special projects within its EMEA/AP and Legal Settlement Administration segments, specifically their work on the Thailand flooding claims and the gulf-related class action settlement, respectively. The Thailand flooding claims project within the EMEA/AP segment was substantially completed in 2013. Although the Company continued to earn revenues from the Legal Settlement Administration projects in 2014, these revenues, and related operating earnings, were at a reduced rate as compared to 2013. The projects continue to wind down, and the Company expects these revenues, and related operating earnings, to be at a reduced rate in all future periods, as compared to 2014. No assurances of timing of the project end dates and, therefore, continued revenues or operating earnings, can be provided. In the event the Company is unable to replace revenues and related operating earnings from these projects as they wind down, or upon the termination or other expiration thereof, with revenues and operating earnings from new projects and customers within this or other segments, there could be a material adverse effect on the Company's results of operations. • Revenues Before Reimbursements (“Revenues”) —Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board’s Accounting Standards Codification ("ASC") Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. 2 FORWARD-LOOKING STATEMENTS, ADDITIONAL INFORMATION, AND SUBSEQUENT EVENTS

Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock (CRDA) than on the voting Class B Common Stock (CRDB), subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of CRDA must receive the same type and amount of consideration as holders of CRDB, unless different consideration is approved by the holders of 75% of CRDA, voting as a class. —In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two- class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Subsequent Events —On December 1, 2014, the Company borrowed $78.4 million under its Credit Facility to acquire 100% of the capital stock of GAB Robins Holdings UK Limited ("GAB Robins"), a loss adjusting and claims management provider headquartered in the U.K. which will report through the EMEA/AP segment. The acquisition is currently being reviewed by the CMA as a part of its routine acquisition review process, and the Company cannot begin the integration process until this review is completed. Although the Company currently expects that this review will be concluded during the first half of 2015, no assurances of the timing, or any material conditions being placed on this approval can be provided. The success of the GAB Robins acquisition will depend, in part, on the Company's ability to realize the anticipated synergies and cost savings from integrating GAB Robins on a timely basis. The integration process may be complex, costly and time-consuming.The Company expects to record special charges of approximately $7 million in 2015 related to these efforts. Because the financial results of certain of the Company's international subsidiaries, including those in the U.K. through which GAB Robins will report, are included in the Company's consolidated financial statements on a two-month delayed basis as permitted by ASC 810, "Consolidation,", the results of GAB Robins' business since the acquisition date have not been included in the Company's consolidated results of operations. In addition, the Credit Facility borrowings used to complete the GAB Robins acquisition are not included in outstanding borrowings on the Company's Consolidated Balance Sheet at December 31, 2014, because the U.K.-based borrowing entity has an October 31 fiscal year end, and the balance sheet of that entity was consolidated as of October 31, 2014. —On January 22, 2015, the Company announced the establishment of a wholly-owned global business services center (the "Center") in Manila, Philippines. The Center provides the Company a venue for global consolidation of certain business functions, shared services, and currently outsourced processes. The Center, which is expected to be phased in through 2018, is expected to allow the Company to continue to strengthen its client service, realize additional operational efficiencies, and invest in new capabilities for growth. Operations in the Center are expected to deliver cumulative expense savings of approximately $60 million through 2019 and annual cost savings of approximately $20 million per year thereafter. To achieve these savings, the Company expects to record charges totaling approximately $20 million through 2018. An initial estimated charge of approximately $9 million is expected to be incurred in 2015, which is expected to be partially offset by initial savings in 2015 of approximately $2 million. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. 3 FORWARD-LOOKING STATEMENTS, ADDITIONAL INFORMATION, AND SUBSEQUENT EVENTS (continued)

4 • The world’s largest independent provider of global claims management solutions • Multiple globally recognized brand names: Crawford, Broadspire, GCG • Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune 500 EMEA-A/P Broadspire Legal Settlement Administration Americas Serves large national accounts, carriers and self-insured entities Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Serves the U.S., Canadian and Latin American markets Provides administration for class action settlements and bankruptcy matters Global Business Services Leader

Today’s Agenda Welcome and Opening Comments Fourth Quarter and Full Year 2014 Financial Review Fourth Quarter and Full Year 2014 Review and Outlook Guidance and Strategic Initiatives

6 94.9 1,143 1,163 Revenues ($ in millions) Consolidated Operating Earnings ($ in millions) • Revenues of $1.143 billion • Consolidated operating earnings of $73.1 million • Diluted earnings per share of $0.57 for CRDA and $0.52 for CRDB • Improvement in Broadspire and Americas operating results • Important acquisitions in EMEA/AP • Global Business Services Center initiative underway Full Year 2014 Business Summary 73.1

Fourth Quarter and Full Year 2014 Financial Review

Unaudited ($ in thousands, except per share amounts) Three Months Ended December 31, 2014 2013 % Change Revenues Before Reimbursements $285,455 $284,879 — % Costs of Services Before Reimbursements 215,118 208,393 3 % Selling, General, and Administrative Expenses 57,900 58,230 (1)% Corporate Interest Expense, Net 1,499 1,661 (10)% Total Costs and Expenses Before Reimbursements 274,517 268,284 2 % Other Income 1,076 29 nm Income Before Income Taxes 12,014 16,624 (28)% Provision for Income Taxes 8,286 5,545 49 % Net Income 3,728 11,079 (66)% Net Income Attributable to Noncontrolling Interests (412) (253) 63 % Net Income Attributable to Shareholders of Crawford & Company $3,316 $10,826 (69)% Earnings Per Share - Diluted: Class A Common Stock $0.07 $0.20 (65)% Class B Common Stock $0.05 $0.19 (74)% Cash Dividends per Share: Class A Common Stock $0.07 $0.05 40 % Class B Common Stock $0.05 $0.04 25% 8 Income Statement Highlights nm=not meaningful

Pro Forma 2014/2013 2014* 2014** 2013 % Change Revenues $ 88,365 $ 85,646 $ 79,483 7.8 % Total Operating Expenses 86,683 84,095 78,306 7.4 % Operating Earnings $ 1,682 $ 1,551 $ 1,177 31.8 % Operating Margin 1.9% 1.8% 1.5% 85.9 6.5 95.9 85.6 79.5 1.2 9 Revenues ($ in millions) Operating Earnings ($ in millions) Unaudited ($ in thousands) For the quarters ended December 31, *At 2013 average FX rates **At 2014 average FX rates Americas Fourth Quarter Financials 1.6 • Growth in Contractor Connection and Canadian revenues over 2013 period • Exchange rate impact reduced revenues by $2.7 million during the quarter

9.1 85.9 6.5 14.1 5.0 5.9 10 Revenues ($ in millions) Catastrophe Cases (In thousands) • CAT revenues in the 2014 period included $11.2 million under an outsourcing arrangement with a major U.S. insurer where the Company supplies adjusters to the client's location without corresponding case referrals • Apart from this outsourcing arrangement, U.S. CAT activity reflected weakness due to an overall lack of severe weather events U.S. Catastrophe (CAT) Adjuster Activity Fourth Quarter Financials 3.7

91.0 12.7 Pro Forma 2014/2013 2014* 2014** 2013 % Change Revenues $ 91,246 $ 90,595 $ 90,975 (0.4)% Total Operating Expenses 81,714 81,310 78,303 3.8 % Operating Earnings $ 9,532 $ 9,285 $ 12,672 (26.7)% Operating Margin 10.4% 10.2% 13.9% 11 Operating Earnings ($ in millions) Revenues ($ in millions) Unaudited ($ in thousands) For the quarters ended December 31, • Strategic investment in Specialty Markets continued • Operating earnings decline reflected impact of Thailand flooding claims in 2013 period *At 2013 average FX rates **At 2014 average FX rates EMEA/AP Fourth Quarter Financials 9.3

69.2 65.4 6.3 2014 2013 % Change Revenues $ 69,184 $ 65,354 5.9 % Total Operating Expenses 62,855 61,584 2.1 % Operating Earnings $ 6,329 $ 3,770 67.9 % Operating Margin 9.1% 5.8% 12 Revenues ($ in millions) Operating Earnings ($ in millions) Unaudited ($ in thousands) For the quarters ended December 31, • Revenues and operating earnings reflected market share gains and increased medical management services referrals Broadspire Fourth Quarter Financials 3.8

40.0 49.1 8.0 2014 2013 % Change Revenues $ 40,030 $ 49,067 (18.4)% Total Operating Expenses 35,516 41,029 (13.4)% Operating Earnings $ 4,514 $ 8,038 (43.8)% Operating Margin 11.3% 16.4% 4.5 13 Revenues ($ in millions) Operating Earnings ($ in millions) Unaudited ($ in thousands) For the quarters ended December 31, • Revenues and operating earnings reflected expected declines from the Deepwater Horizon class action project and other significant engagements Legal Settlement Administration Fourth Quarter Financials

14 Unaudited ($ in thousands) December 31, 2014 December 31, 2013 Change Cash and cash equivalents $52,456 $75,953 ($23,497 ) Accounts receivable, net 180,096 160,350 19,746 Unbilled revenues, net 103,163 105,791 (2,628) Total receivables 283,259 266,141 17,118 Goodwill 131,885 132,777 (892) Deferred revenues 71,760 76,843 (5,083) Pension liabilities 142,343 102,960 39,383 Current portion of long-term debt, capital leases and short-term borrowings 2,765 35,875 (33,110) Long-term debt, less current portion 154,046 101,770 52,276 Total debt 156,811 137,645 19,166 Total stockholders' equity attributable to Crawford & Company 172,937 199,805 (26,868) Net debt* 104,355 61,692 42,663 Total debt / capitalization 48% 41% *Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents Balance Sheet Highlights

15 2014 2013 Variance Net Income Attributable to Shareholders of Crawford & Company $30,624 $50,978 ($20,354 ) Depreciation and Other Non-Cash Operating Items 39,078 38,096 982 Unbilled and Billed Receivables Change (25,574) 18,630 (44,204) Working Capital Change (22,672) (11,910) (10,762) U.S. Pension Contributions (14,850) (17,950) 3,100 Operating Cash Flow 6,606 77,844 (71,238) Property & Equipment Purchases, net (12,485) (14,037) 1,552 Capitalized Software (internal and external costs) (16,712) (16,976) 264 Free Cash Flow ($22,591 ) $46,831 ($69,422 ) Unaudited ($ in thousands) For the years ended December 31, Operating and Free Cash Flow

16 Share Repurchases: • During the 2014 fourth quarter, Crawford repurchased 27,000 shares of CRDA at an average cost of $8.64 per share • From inception of share repurchase programs authorized in May 2012 through December 31, 2014, Crawford has repurchased 1,571,527 shares of CRDA at an average cost of $6.26 per share and 7,000 shares of CRDB at an average cost of $3.83 per share Dividends: • During the 2014 fourth quarter, Crawford paid a dividend of $0.07 on CRDA and $0.05 on CRDB • For the year, Crawford paid dividends of $0.24 per share on CRDA and $0.18 per share on CRDB Other Financial Highlights

Fourth Quarter and Full Year 2014 Operational Review

18 Revenues ($ in millions) Cases Received (In thousands) • Results in Americas segment led by North American Contractor Connection expansion and Canadian growth • Continuing improvement in Broadspire revenues and operating earnings • EMEA/AP and Legal Settlement Administration results impacted by runoff of special projects • Case referrals up 6% over prior-year quarter, mainly reflecting growth in high-frequency, low- severity claims • Cost management initiatives underway in all operations Business Activities Fourth Quarter Operational Review

19 U.S. Canada Latin America/ Caribbean Revenues by Geographic Region ($ in millions) Americas Cases Received (In thousands) U.S. Canada Latin America/ Caribbean U.S. Property and Casualty Long-term outsourcing project to assist major U.S. insurer partially offset decline in weather-related cases U.S. Contractor Connection network expansion and growth in market share Canada New business wins drove case increases Canadian Contractor Connection network expansion and growth in market share Latin America & Caribbean Concentration on Brazil and region-wide accident and health product line Americas Fourth Quarter Operational Review

20 U.K. CEMEA U.K. Asia-Pacific Asia-Pacific CEMEA Revenues by Geographic Region ($ in millions) EMEA/AP Cases Received (In thousands) EMEA/AP U.K. U.K. improvement driven by weather-related claims Completed acquisition of GAB Robins CEMEA Claims volume increased in fourth quarter from high frequency claims Continued focus on improving operating performance Asia-Pacific 2013 period reflected benefits from completion of Thailand flooding claims Benign weather during 2014 Fourth Quarter Operational Review

21 Revenues by Service Line ($ in millions) Broadspire Cases Received (In thousands) Risk Mgmt Info. Svcs. Other Medical Mgmt. Casualty Workers' Comp. Workers' Comp. Broadspire • Broadspire case volume increased 7% over prior year fourth quarter • Client retention remained strong • Medical management revenues increased from new client wins • Disability and absence management services products announced to the market Fourth Quarter Operational Review

22 Backlog ($ in millions) Legal Settlement Administration • Deepwater Horizon and other significant class action projects continued to wind down • Backlog at $102 million as of December 31, 2014 • Focus on operating margin improvement • Activities to build new business pipeline ongoing Fourth Quarter Operational Review Revenues ($ in millions) 49.1 40.0 102 108

23 The Company expects to incur pretax special charges in 2015, currently estimated at approximately $7.0 million for the integration of GAB Robins and $9.0 million related to the establishment of a global business services center in Manila, Philippines. Crawford & Company is providing a guidance range for 2015 as follows: Year ending December 31, 2015 Low End High End Consolidated revenues before reimbursements $1.16 $1.19 billion Consolidated operating earnings $85.5 $95.0 million Consolidated cash provided by operating activities $40.0 $50.0 million After special charges, net income attributable to shareholders of Crawford & Company between $29.5 $35.0 million Diluted earnings per share--CRDA $0.57 $0.67 per share Diluted earnings per share--CRDB $0.50 $0.60 per share Before special charges, net income attributable to shareholders of Crawford & Company between $39.0 $44.5 million Diluted earnings per share--CRDA $0.75 $0.85 per share Diluted earnings per share--CRDB $0.68 $0.78 per share 2015 Guidance

24 • Execute on growth strategies • Successful integration of recent acquisitions • Enhance operational effectiveness and efficiency • Worldwide expense reduction program • Global Business Services Center implementation 2015 Operational Initiatives

Fourth Quarter and Full Year 2014 Appendix

26 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out- of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues,respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company’s defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings (loss) including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, income taxes, and net income or loss attributable to noncontrolling interests. Appendix: Non-GAAP Financial Information

Reconciliation of Non-GAAP Items Unaudited ($ in thousands) 2013 2014 Operating Earnings (Loss): Americas $ 18,532 $ 23,663 EMEA/AP 32,158 19,720 Broadspire 8,245 15,469 Legal Settlement Administration 46,752 22,849 Unallocated corporate and shared costs and credits (10,82 9 ) (8,582) Consolidated Operating Earnings 94,858 73,119 Deduct: Net corporate interest expense (6,423) (6,031) Stock option expense (948) (859) Amortization expense (6,385) (6,341) Special (charges) and credits, net — — Goodwill and intangible asset impairment charges — — Income taxes (29,76 6 ) (28,78 0 ) Net Income Attributable to Non-Controlling Interests (358) (484) Net Income Attributable to Shareholders of Crawford & Company $ 50,978 $ 30,624 27 Revenues and Operating Earnings Unaudited ($ in millions) 2013 2014 Revenues Before Reimbursements Total Revenues $ 1,253 $ 1,217 Reimbursements (90) (74) Revenues Before Reimbursements $ 1,163 $ 1,143

Quarter Ended Quarter Ended December 31, December 31, Unaudited ($ in thousands) 2014 2013 Revenues Before Reimbursements Total Revenues $ 305,642 $ 306,720 Reimbursements (20,187) (21,841) Revenues Before Reimbursements $ 285,455 $ 284,879 Costs of Services Before Reimbursements Total Costs of Services $ 235,305 $ 230,234 Reimbursements (20,187) (21,841) Costs of Services Before Reimbursements $ 215,118 $ 208,393 28 Fourth Quarter Revenues, Costs of Services, and Operating Earnings Quarter Ended Quarter Ended December 31, December 31, Unaudited ($ in thousands) 2014 2013 Operating Earnings: Americas $ 1,551 $ 1,177 EMEA/AP 9,285 12,672 Broadspire 6,329 3,770 Legal Settlement Administration 4,514 8,038 Unallocated corporate and shared costs and credits (6,392) (5,474) Consolidated Operating Earnings 15,287 20,183 Deduct: Net corporate interest expense (1,499) (1,661) Stock option expense (179) (296) Amortization expense (1,595) (1,602) Income taxes (8,286) (5,545) Net income attributable to non-controlling interests (412) (253) Net Income Attributable to Shareholders of Crawford & Company $ 3,316 $ 10,826 Reconciliation of Non-GAAP Items (cont.)

Reconciliation of Non-GAAP Items (cont.) 29 Quarterly Revenues and Net Debt Unaudited ($ in millions) 4Q 2014 3Q 2014 2Q 2014 1Q 2014 4Q 2013 Revenues Before Reimbursements Total Revenues $ 306 $ 315 $ 307 $ 289 $ 307 Reimbursements (21) (21) (19) (14) (22) Revenues Before Reimbursements $ 285 $ 294 $ 288 $ 275 $ 285 Unaudited ($ in thousands) 2013 2014 Net Debt Short-term borrowings $ 35,000 $ 2,002 Current installments of long-term debt and capital leases 875 763 Long-term debt and capital leases, less current installments 101,770 154,046 Total debt 137,645 156,811 Less: Cash and cash equivalents 75,953 52,456 Net debt $ 61,692 $ 104,355